UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2016 (August 24, 2016)

Bob Evans Farms, Inc. (Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
8111 Smith’s Mill Road, New Albany, Ohio 43054
(Address of principal executive offices Zip Code)
(614) 491-2225
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and formal fiscal year, if changed since last report)
_______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Bob Evans Farms, Inc. (“Company’s”) Annual Stockholders Meeting was held on August 24, 2016 at the Company’s headquarters in New Albany, Ohio. According to the final certified voting report produced by the inspectors of the election, 16,838,687 shares of the Company’s common stock, par value $.01 per share, were represented in person or by proxy, which constituted a quorum based on a total outstanding of 19,765,718 shares as of the record date for the Annual Meeting.

The stockholders voted on the following three proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) which was filed with the Securities and Exchange Commission on Schedule 14A and distributed to the Company’s stockholders on July 11, 2016.

1. The election of 11 directors to the Company’s Board of Directors, each to hold office until the Company’s 2017     Annual Meeting of Stockholders and a successor is elected and qualified (“Proposal 1”);

2. The approval, on an advisory basis, of the compensation of the Company’s named executive officers (“Proposal 2”); and

3.    The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm (“Proposal 3”).

The final certified vote showed the following:
Proposal 1. The final certified voting results for the election of 11 directors to the Company’s Board of Directors at the Annual Meeting are as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Douglas N. Benham	12,275,791	177,145	1,339,070	3,046,681
Charles M. Elson	13,541,165	170,081	80,760	3,046,681
Mary Kay Haben	12,320,474	162,221	1,309,311	3,046,681
David W. Head	13,547,148	194,533	50,325	3,046,681
Kathleen S. Lane	12,333,934	1,411,158	46,914	3,046,681
Eileen A. Mallesch	12,332,503	1,412,021	47,482	3,046,681
Larry S. McWilliams	12,261,943	1,487,236	42,827	3,046,681
Saed Mohseni	13,553,709	192,600	45,697	3,046,681
Kevin M. Sheehan	12,290,974	1,453,754	47,278	3,046,681
Michael F. Weinstein	13,528,553	223,006	40,447	3,046,681
Paul S. Williams	12,286,319	1,434,049	71,638	3,046,681

Each of these directors will serve a term that expires at our 2017 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or his or her earlier resignation or removal.

Our stockholders also took the following actions on the other two proposals at the Annual Meeting:

Proposal 2. Approval on an advisory basis, of the compensation of the Company’s named executive officers, are as follows:

For	Against	Abstain	Broker Non-Votes
11,688,760	1,999,759	103,487	3,046,681

Proposal 3. Ratifying the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 28, 2017, are as follows:

For	Against	Abstain	Broker Non-Votes
16,643,112	128,876	66,699	Not Applicable

Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired - Not Applicable
(b) Pro Forma Financial Information - Not applicable
(c) Shell Company Transactions - Not Applicable
(d) Exhibits: None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOB EVANS FARMS, INC.

Date: August 30, 2016	By:	/s/ Kevin C. O'Neil
Kevin C. O'Neil, Vice President, Associate General Counsel and Assistant Corporate Secretary